SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                December 13, 2002
                Date of Report (date of earliest event reported):
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                             Research, Incorporated
                             ----------------------
             (Exact name of registrant as specified in its charter)


    Minnesota                        0-2387                       41-0908058
    ---------                        ------                       ----------
 (State or other                  (Commission                 (I.R.S.  Employer
   jurisdiction                   File Number)               Identification No.)
of Incorporation)


                               7128 Shady Oak Road
                          Eden Prairie, Minnesota 55344
                          -----------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (952) 941-3300

Items 1, 2, 4, 5, 6 and 8 are not included.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
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         On December 13, 2002 Research, Incorporated filed with the Bankruptcy Court its Monthly Operating Reports for the month of November, 2002, copies of which are attached hereto as Exhibit 99.1 and incorporated herein by reference. Copies of any itemization of cash receipts and itemization of cash disbursements originally filed as part of the Monthly Operating Report have been omitted. You can follow the status of this filing via the internet by logging onto the bankruptcy court web sit at www.mnb.uscourts.gov. Once you have logged onto the site, you can select case search and then enter in the Research Inc. case number 02-40309. You may also find a direct link to this through our web site at www.researchinc.com under the Corporate Financial Information tab.

         The Monthly Operating Reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Monthly Operating Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Report and should not be viewed as indicative of future results.

On September 13, 2002, the Company filed with the Bankruptcy Court its Plan of Reorganization and exhibits as well as its Disclosure Statement and schedules. Pursuant to the Plan of Reorganization, Research Technologies, a wholly owned subsidiary of Squid Ink Manufacturing, will purchase 100% ownership of the Company upon confirmation of the Plan. At a hearing on October 16, 2002, the Disclosure Statement was approved as containing adequate information regarding the Plan to be considered for confirmation. A hearing to consider confirmation of the Plan will be held on November 27, 2002. You can find copies of these filings via the internet by logging onto the bankruptcy court web site at www.mnb.uscourts.gov. Once you have logged onto the site, you can select case search and then enter in the Research, Inc. case number 02-40309.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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         (a)      Financial Statements: Not Applicable.

         (b)      Pro Forma Financial Information: Not Applicable.

         (c)      Exhibits:

         99.1 November Monthly Operating Reports of Research Incorporated, filed on December 13, 2002 with the Bankruptcy Court.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     RESEARCH INCORPORATED


                                                     By       /s/ Brad Yopp
                                                        ------------------------
                                                              Brad Yopp
                                                              President, CFO

Date: December 16, 2002